Exhibit 99.2
                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------
In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the "Company") on Form 10-Q for the period ending March 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Valentine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

   (1)  the Report fully complies with the requirements of
        section 13(a) or 15(d) of the Securities Exchange Act of 1934;
        and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Michael J. Valentine
                                    ------------------------
                                    Executive Vice President, Finance
                                    Chief Financial Officer
                                    and Secretary
May 8, 2003



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.